Exhibit 99(a)(12)


                        ALLIANCEBERNSTEIN CAP FUND, INC.

                             ARTICLES SUPPLEMENTARY

      AllianceBernstein Cap Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore (hereinafter called the "Corporation"), certifies that:

      FIRST: The Board of Directors of the Corporation hereby increases the aggregate number of shares of stock that the Corporation has authority to issue by 20,000,000,000 shares and, under a power contained in Article FIFTH of the charter of the Corporation (the "Charter"), classifies and designates such additional shares as the following classes in the AllianceBernstein Global Core Equity Portfolio and AllianceBernstein All Market Income Portfolio (the "Portfolios"):

Name of Class                         Number of Shares
-------------                         ----------------

Class A Common Stock                  1,000,000,000
Class B Common Stock                  1,000,000,000
Class C Common Stock                  1,000,000,000
Advisor Class Common Stock            1,000,000,000
Class R Common Stock                  1,000,000,000
Class K Common Stock                  1,000,000,000
Class I Common Stock                  1,000,000,000
Class Z Common Stock                  1,000,000,000
Class 1 Common Stock                  1,000,000,000
Class 2 Common Stock                  1,000,000,000

      SECOND: The shares of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolios, as so classified by the Board of Directors of the Corporation, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption set forth in the Charter except to the extent that any such provisions relate specifically only to other classes of Common Stock of the Corporation, and shall be subject to all provisions of the Charter relating to stock of the Corporation generally, and those set forth as follows:

            (1) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolios shall be invested in the same investment portfolio of the Corporation.

            (2) Shares of each of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolios shall be entitled to such dividends or distributions, in stock or in cash or both, as may be authorized by the Board of Directors and declared by the Corporation from time to time with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolios shall be in such amounts, which may vary among the classes, as may be authorized by the Board of Directors and declared by the Corporation from time to time, and such dividends and distributions may vary among the classes of the Portfolios to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors of the Corporation may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the Corporation and amounts distributable in the event of dissolution of the Corporation or liquidation of the Corporation or of the Portfolios among the various classes of the Portfolios shall be determined by the Board of Directors of the Corporation in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

            (3) Except as provided below, on each matter submitted to a vote of the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock or Class 2 Common Stock of the Portfolio, each such holder shall be entitled to one vote for each share standing in his or her name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all such holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock, respectively, of the Portfolios, as applicable, shall have
      (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the applicable class of the applicable Portfolio and (ii) no voting rights with respect to any other matter that affects one or more of such other classes of Common Stock, but not the class of which they are holders.

            (4) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the Financial Industry Regulatory Authority and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Portfolios or certain shares of a particular class of stock of the Portfolios may be automatically converted into shares of another class of stock of the Portfolios based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

      THIRD: A. Immediately before the increase in authorized capital stock provided for herein, the total number of shares of stock of all classes which the Corporation had authority to issue was 459,000,000,000 shares, the par value of each share of stock being $.0001, with an aggregate par value of $45,900,000, classified as follows:


                                                                                                                       Alliance-
                                                    Alliance-        Alliance-       Alliance-                         Bernstein
                    Alliance-       Alliance-       Bernstein        Bernstein       Bernstein        Alliance-        Emerging
                    Bernstein       Bernstein       Market           Market          International    Bernstein        Markets
                    Small Cap       U.S. Strategic  Neutral          Neutral         Discovery        International    Multi-
                    Growth          Research        Strategy -       Strategy -      Equity           Focus 40         Asset
Name of Portfolio   Portfolio       Portfolio       U.S.             Global          Portfolio        Portfolio        Portfolio
-----------------   ---------       ---------       ----             ------          ---------        ---------        ---------
Class A
Common Stock        3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000
------------

Class B
Common Stock        3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000
------------

Class C
Common Stock        3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000
------------

Advisor Class
Common Stock        3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000
-------------

Class R
Common Stock        3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000
------------

Class K
Common Stock        3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000
------------

Class I
Common Stock        3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000
------------

Class 1
Common Stock                                                                                                           3,000,000,000
------------

Class 2
Common Stock                                                                                                           3,000,000,000
------------



                                                                                                                  Alliance-
                                                                   Alliance-                                      Bernstein
                                   Alliance-       Alliance-       Bernstein       Alliance-                      Multi-
                    Alliance-      Bernstein       Bernstein       Emerging        Bernstein       Alliance-      Manager
                    Bernstein      Dynamic         Select US       Markets         Select US       Bernstein      Alternative
                    Dynamic All    All Market      Equity          Equity          Long/Short      Concentrated   Strategies
Name of Portfolio   Market Fund    Plus Fund       Portfolio       Portfolio       Portfolio       Growth Fund    Fund
-----------------   -----------    ---------       ---------       ---------       ---------       -----------    ------------

Class A
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------

Class B
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------

Class C
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------

Advisor Class
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------

Class R
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------

Class K
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------

Class I
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------

Class Z
Common Stock                                                                                       3,000,000,000  3,000,000,000
------------

Class 1
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------

Class 2
Common Stock        3,000,000,000  3,000,000,000  3,000,000,000   3,000,000,000   3,000,000,000    3,000,000,000  3,000,000,000
------------



                      Alliance-        Alliance-                                          Alliance-         Alliance-
                      Bernstein        Bernstein        Alliance-        Alliance-        Bernstein         Bernstein
                      Emerging         Emerging         Bernstein        Bernstein        Concentrated      Long/Short
                      Markets          Markets          Mid Cap          Small Cap        Global            Multi-
                      Growth           Core             Growth           Value            Growth            Manager
Name of Portfolio     Portfolio        Portfolio        Portfolio        Portfolio        Portfolio         Portfolio
-----------------     ---------        ---------        ---------        ---------        -------------     --------------
Class A
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------

Class B
Common Stock                                                             1,000,000,000    1,000,000,000     1,000,000,000
--------------

Class C
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------

Advisor Class
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------

Class R
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------

Class K
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------

Class I
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------

Class Z
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------

Class 1
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------

Class 2
Common Stock          3,000,000,000    3,000,000,000    3,000,000,000    1,000,000,000    1,000,000,000     1,000,000,000
--------------




      B. Immediately after the increase in authorized capital stock provided for herein, the total number of shares of stock of all classes which the Corporation has authority to issue is 479,000,000,000 shares, the par value of each share of stock being $.0001, with an aggregate par value of $47,900,000, classified as follows:


                                     Alliance-       Alliance-       Alliance-       Alliance-                       Alliance-
                     Alliance-       Bernstein       Bernstein       Bernstein       Bernstein       Alliance-       Bernstein
                     Bernstein       U.S.            Market          Market          International   Bernstein       Emerging
                     Small Cap       Strategic       Neutral         Neutral         Discovery       International   Markets
                     Growth          Research        Strategy -      Strategy -      Equity          Focus 40        Multi-Asset
Name of Portfolio    Portfolio       Portfolio       U.S.            Global          Portfolio       Portfolio       Portfolio
-----------------    ---------       ---------       ---------       ----------      -------------   -------------   ------------

Class A
Common Stock         3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000
------------

Class B
Common Stock         3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000
------------

Class C
Common Stock         3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000
------------

Advisor Class
Common Stock         3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000
------------

Class R
Common Stock         3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000
------------

Class K
Common Stock         3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000
------------

Class I
Common Stock         3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000
------------

Class 1
Common Stock                                                                                                         3,000,000,000
------------

Class 2
Common Stock                                                                                                         3,000,000,000
------------





                                                                                                                     Alliance-
                                                                     Alliance-                                       Bernstein
                                     Alliance-       Alliance-       Bernstein      Alliance-       Alliance-        Multi-
                    Alliance-        Bernstein       Bernstein       Emerging       Bernstein       Bernstein        Manager
                    Bernstein        Dynamic         Select US       Markets        Select US       Concentrated     Alternative
                    Dynamic All      All Market      Equity          Equity         Long/Short      Growth           Strategies
Name of Portfolio   Market Fund      Plus Fund       Portfolio       Portfolio      Portfolio       Fund             Fund
-----------------   -----------      ---------       ---------       ---------      ---------       ------------     --------------

Class A
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------

Class B
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------

Class C
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------

Advisor Class
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------

Class R
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------

Class K
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------

Class I
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------

Class Z
Common Stock                                                                                        3,000,000,000    3,000,000,000
------------

Class 1
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------

Class 2
Common Stock        3,000,000,000    3,000,000,000   3,000,000,000   3,000,000,000   3,000,000,000  3,000,000,000    3,000,000,000
------------



                           Alliance-         Alliance-
                           Bernstein         Bernstein          Alliance-         Alliance-          Alliance-        Alliance-
                           Emerging          Emerging           Bernstein         Bernstein          Bernstein        Bernstein
                           Markets           Markets            Mid Cap           Small Cap          Concentrated     Long/Short
                           Growth            Core               Growth            Value              Global Growth    Multi-Manager
Name of Portfolio          Portfolio         Portfolio          Portfolio         Portfolio          Portfolio        Portfolio
-----------------          ---------         ---------          ----------        ---------          ---------        --------------

Class A
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
------------

Class B
Common Stock                                                                       1,000,000,000    1,000,000,000     1,000,000,000
------------

Class C
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
------------

Advisor Class
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
-------------

Class R
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
------------

Class K
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
------------

Class I
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
------------

Class Z
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
------------

Class 1
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
------------

Class 2
Common Stock               3,000,000,000     3,000,000,000      3,000,000,000      1,000,000,000    1,000,000,000     1,000,000,000
------------


                         AllianceBernstein        AllianceBernstein
                         Global Core              All Market
Name of Portfolio        Equity Portfolio         Income Portfolio
-----------------        ----------------         ----------------

Class A
Common Stock             1,000,000,000            1,000,000,000
-------------

Class B
Common Stock             1,000,000,000            1,000,000,000
-------------

Class C
Common Stock             1,000,000,000            1,000,000,000
-------------

Advisor Class
Common Stock             1,000,000,000            1,000,000,000
-------------

Class R
Common Stock             1,000,000,000            1,000,000,000
-------------

Class K
Common Stock             1,000,000,000            1,000,000,000
-------------

Class I
Common Stock             1,000,000,000            1,000,000,000
-------------

Class Z
Common Stock             1,000,000,000            1,000,000,000
-------------

Class 1
Common Stock             1,000,000,000            1,000,000,000
-------------

Class 2
Common Stock             1,000,000,000            1,000,000,000
-------------


      FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

      FIFTH: The total number of shares that the Corporation has authority to issue has been increased by the Board of Directors of the Corporation in accordance with Section 2-105(c) of the Maryland General Corporation Law.

      SIXTH: The shares aforesaid have been duly classified by the Corporation's Board of Directors pursuant to authority and power contained in the Charter.

      IN WITNESS WHEREOF, AllianceBernstein Cap Fund, Inc. has caused these Articles Supplementary to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the Corporation, this 6th day of August 2014. The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.

                                             ALLIANCEBERNSTEIN CAP FUND, INC.

                                             By: /s/ Robert M. Keith
                                                 ----------------------
                                                 Robert M. Keith
                                                 President


ATTEST:


/s/ Stephen J. Laffey
--------------------------
Stephen J. Laffey
Assistant Secretary